UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2011

CARMAX, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-31420	54-1821055
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12800 Tuckahoe Creek Parkway Richmond, Virginia		23238
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (804) 747-0422

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 1, 2011, CarMax Auto Funding LLC (a subsidiary of CarMax, Inc.) offered to rescind purchases of the asset-backed notes initially sold by CarMax Auto Owner Trust 2011-1 (the “Notes”) in March 2011. The rescission offer period expired on August 31, 2011. None of the Notes were tendered in connection with the rescission offer. Accordingly, CarMax Auto Funding LLC has not repurchased any of the Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMAX, INC.
(Registrant)

Dated: September 1, 2011	By:	/s/ Eric M. Margolin
Eric M. Margolin
Senior Vice President,
General Counsel and Corporate Secretary